UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  November 4, 2019

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 4, 2019 (the “Closing Date”), DPW Holdings, Inc., a Delaware corporation (the “Company”) entered into an Exchange Agreement (the “Agreement”) with a certain investor (the “Investor”) pursuant to which, in exchange for that certain Original Issue Discount Promissory Note issued by the Company for the benefit of the Investor on July 25, 2019, as amended (the “Original Note”), the Company sold to the Investor a new convertible promissory note in the principal amount of $350,000.00 with an interest rate of 12% per annum (the “New Note”). Subject to the approval by the NYSE American, the New Note shall be convertible into shares of common stock, par value $0.001 per share (the “Conversion Shares”), at conversion price of $1.20 (the “Conversion Price”), subject to adjustments.

Description of Convertible Promissory Note

The New Note has a principal face amount of $350,000 with an interest rate of 12% per annum and a maturity date of July 4, 2020. The New Note shall be convertible into such number of shares of Common Stock issuable determined by dividing the principal amount of the New Note, subject to adjustments as provided in the Agreement and that certain side letter agreement of even date therewith, by the Conversion Price. The New Note contains standard and customary events of default including, but not limited to, failure to make payments when due under the New Note, failure to comply with certain covenants contained in the New Note, or bankruptcy or insolvency of the Company.

After the occurrence of any Event of Default (as defined in the New Note) that results in the eventual acceleration of the New Note, the interest rate on the New Note shall accrue at an additional interest rate equal to the lesser of 18.0% per annum or the maximum rate permitted under applicable law, shall be compounded daily, and shall be due and payable on the first Trading Day of each calendar month during the continuance of such Event of Default.

The Conversion Shares were offered and sold to the Investor in reliance upon exemption from the registration requirements under Section 3(a)(9) under the Securities Act of 1933, as amended.

The foregoing is only brief description of the material terms of the Exchange Agreement and the New Note, the forms of which are attached hereto as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to the respective exhibit.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02.

Item 9.01 Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

4.1	Form of Convertible Promissory Note
10.1	Form of Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: November 4, 2019	/s/ Milton C. Ault, III
Milton C. Ault, III Chief Executive Officer